TABLE OF CONTENTS


   USAA Family of Funds                                            1
   Message from the President                                      2
   Investment Review:
      Texas Tax-Free Income Fund                                   4
      Texas Tax-Free Money Market Fund                             9
   Financial Information:
      Statements of Assets and Liabilities                        13
      Portfolios of Investments in Securities:
         Texas Tax-Free Income Fund                               15
         Texas Tax-Free Money Market Fund                         18
      Notes to Portfolios of Investments in Securities            20
      Statements of Operations                                    21
      Statements of Changes in Net Assets                         22
      Notes to Financial Statements                               23




                            IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Funds.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Texas Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the funds.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.




USAA Family of Funds Performance Summary
If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 35 funds by investment objective as of September 30, 1997.


           Investment                   Inception             Average Annual Total Return(%)*
            Objective                     Date        1 year      5 years    10 years    Since Inception
CAPITAL APPRECIATION
  Aggressive Growth                     10/19/81       12.97       22.01       12.58          -
  Emerging Markets(1)                    11/7/94       17.80        -           -             9.18
  First Start Growth                      8/1/97        -           -           -            -0.70
  Gold(1)                                8/15/84      -15.16        3.76       -6.42          -
  Growth                                  4/5/71       34.93       18.50       12.42          -
  Growth & Income                         6/1/93       37.04        -           -            19.40
  International(1)                       7/11/88       26.99       17.03        -            11.90
  S&P 500 Index(4)+                       5/1/96       40.33        -           -            32.89
  Science & Technology(5)                 8/1/97        -           -           -            -2.00
  World Growth(1)                        10/1/92       28.41       15.94        -            15.94


ASSET ALLOCATION
  Balanced Strategy(1)                    9/1/95       26.23        -           -            16.92
  Cornerstone Strategy(1)                8/15/84       26.15       15.31        9.33          -
  Growth and Tax Strategy(2)**           1/11/89       18.12       11.73        -            10.69
  Growth Strategy(1)                      9/1/95       26.54        -           -            24.91
  Income Strategy                         9/1/95       18.42        -           -            11.85


INCOME--TAXABLE
  GNMA                                    2/1/91       10.02        6.70        -             7.81
  Income                                  3/4/74       11.55        7.35       10.31          -
  Income Stock                            5/4/87       31.46       16.04       13.55          -
  Short-Term Bond                         6/1/93        8.07        -           -             5.92


INCOME--TAX EXEMPT
  Long-Term(2)**                         3/19/82       10.02        6.87        8.85          -
  Intermediate-Term(2)**                 3/19/82        9.07        6.89        8.05          -
  Short-Term(2)**                        3/19/82        5.95        4.89        5.81          -
  California Bond(2)**                    8/1/89        9.85        7.43        -             7.81
  Florida Tax-Free Income(2)**           10/1/93       10.18        -           -             4.88
  New York Bond(2)**                    10/15/90        9.69        6.58        -             8.49
  Texas Tax-Free Income(2)**              8/1/94       10.30        -           -             9.56
  Virginia Bond(2)**                    10/15/90        8.92        7.12        -             8.26


MONEY MARKET
  Money Market(3)                         2/2/81        5.32        4.58        5.77          -
  Tax Exempt Money Market(2),(3)**        2/6/84        3.39        3.06        4.13          -
  Treasury Money Market Trust(3)          2/1/91        5.16        4.38        -             4.41
  California Money Market(2),(3)**        8/1/89        3.30        2.98        -             3.61
  Florida Tax-Free Money Market(2),(3)** 10/1/93        3.28        -           -             3.06
  New York Money Market(2),(3)**        10/15/90        3.22        2.85        -             3.09
  Texas Tax-Free Money Market(2),(3)**    8/1/94        3.36        -           -             3.33
  Virginia Money Market(2),(3)**        10/15/90        3.26        2.90        -             3.21


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
(4) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.
(5) This Fund may be more volatile than a fund that diversifies across many industries.
* Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.
+  Includes the $10 annual account maintenance fee through December 31, 1996.



                       MESSAGE FROM THE PRESIDENT

We recently received a bit of good news.

It is that all eight of the tax-exempt bond funds which we offer, the Long-Term, Intermediate-Term and Short-Term Funds, plus our five state-specific bond funds, have been awarded five-star ratings by Morningstar for the one-year period ended September 30, 1997.* We are pleased with this achievement, mainly because of what it confirms. To understand that, let's talk about what these ratings mean.





                           EIGHT IS GREAT!

                  USAA's eight Tax-Exempt Bond Funds
               all receive Morningstar's 5 star rating
   in the municipal bond funds category for the year ended 9-30-97.*



       FUND                                1 YEAR     3 YEAR      5 YEAR     10 YEAR
-------------------------------------------------------------------------------------
USAA Tax Exempt Intermediate-Term Fund      *****       5*          5*          5*
USAA Tax Exempt Short-Term Fund             *****       5*          5*          5*
USAA Virginia Bond Fund**                   *****       5*          5*
USAA Tax Exempt Long-Term Fund              *****       5*          4*          4*
USAA California Bond Fund**                 *****       5*          4*
USAA New York Bond Fund**                   *****       5*          3*
USAA Texas Tax-Free Income Fund**           *****       5*
USAA Florida Tax-Free Income Fund**         *****       4*

Total Funds rated:                          1,760     1,374         668        326





Past performance is no guarantee of future results.
* Morningstar proprietary ratings reflect historical risk-adjusted performance through 9/30/97. The ratings are subject to change monthly. Morningstar ratings are calculated from the Fund's 3-, 5-, and 10-year average annual total returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. There is a three-year minimum performance requirement before a fund is rated. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. Overall rating is a weighted average of a fund's 3-, 5-, and 10-year ratings, when applicable. Among 1,374 municipal bond funds, the USAA Tax Exempt Intermediate-Term, Short-Term, Texas Tax-Free Income, and Virginia Bond Funds received overall ratings of 5 stars. The USAA Tax Exempt Long-Term, California Bond, New York Bond, and Florida Tax-Free Income Funds received overall ratings of 4 stars. The top ten percent of the funds in a rating category receive five stars and the next 22.5% receive four stars.

** These funds are only available for residents in these states.

(PHOTO OF THE PRESIDENT, MICHAEL J. C. ROTH, APPEARS HERE)

There are some standard words which you will see commonly published along with any reference to Morningstar ratings. They are what we call a legend and they include this; "Morningstar proprietary ratings reflect historical risk-adjusted performance through [date]. The ratings are subject to change monthly..." At many conferences I have attended, I have heard Morningstar executives emphasize the point that their ratings are historically based and that they are not predictive. In other words they tell you who did well, but they do not purport to tell you who will do well.

Having said all that, we are pleased with these ratings because they are an affirmation of one of our basic beliefs. We believe investors in tax-exempt bond funds want, and will benefit most from tax-exempt income. That seems obvious when you put it on paper, but it is something which is easily obscured. The performance and the relative ratings of these funds are based upon their total returns, which means both interest income and price change. We have chosen very deliberately to manage our funds for consistently high yields, and we believe that over time this will be beneficial to our investors both in terms of income and total return. The Morningstar ratings indicate that in the recent past we have been correct in these beliefs.

And besides, it's nice to have someone say you're "five-star."

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board

For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.




                                INVESTMENT REVIEW

TEXAS TAX-FREE INCOME FUND

OBJECTIVE: Provide Texas investors with a high level of current interest income that is exempt from federal income taxes.

TYPES OF INVESTMENTS: Invests primarily in investment grade Texas tax-exempt securities.

                                                3/31/97         9/30/97
                                                -------         -------

Net Assets........................          $11.2 MILLION    $14.9 MILLION
Net Asset Value Per Share.........             $10.38           $10.85


AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/97
March 31, 1997 to September 30, 1997........................      7.89%(+)
1 Year......................................................     10.30%
Since inception on August 1, 1994...........................      9.56%
(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.
30-Day SEC Yield* on September 30, 1997.....................      5.00%
*Calculated as prescribed by the Securities and Exchange Commission.

Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

----------------------------------
CUMULATIVE PERFORMANCE COMPARISON
----------------------------------

A chart in the form of a line graph appears here, comparing the cumulative performance of the Texas Tax-Free Income Fund, the Lehman Brothers Municipal Bond Index and the Lipper Texas Municipal Debt Funds Average. The data points from the graph are as follows:

USAA Texas-Tax Free Income Fund
Year                  Amount
----                  ------
08/01/94             $10,000
12/31/94             $ 9,679
06/30/95             $10,840
12/31/95             $11,830
06/30/96             $11,729
12/31/96             $12,451
06/30/97             $12,946
09/30/97             $13,366


Lehman Brothers Municipal Bond Index
Year                  Amount
----                  ------
08/01/94             $10,000
12/31/94             $ 9,746
06/30/95             $10,686
12/31/95             $11,447
06/30/96             $11,396
12/31/96             $11,954
06/30/97             $12,336
09/30/97             $12,708


Lipper Texas Municipal  Debt Funds Average
Year                  Amount
----                  ------
08/01/94             $10,000
12/31/94             $ 9,712
06/30/95             $10,624
12/31/95             $11,420
06/30/96             $11,283
12/31/96             $11,819
06/30/97             $12,174
09/30/97             $12,530


The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. The Lipper Texas Municipal Debt Funds Average is the average performance level of all Texas Municipal Debt Funds, as computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index, since funds have expenses.



                            MESSAGE FROM THE MANAGER


[PHOTOGRAPH OF PORTFOLIO MANAGER: ROBERT R. PARISEAU, CFA IS HERE]


A Remarkable Economy
The Federal Reserve Board (the Fed) has made it quite evident that they will tolerate a robust economy and low unemployment. After all, Fed Chairman Alan Greenspan himself described the economy's performance as remarkable. Such tolerance is unusual for the Fed since in the past prolonged economic growth and tight labor markets raised serious concerns of inflation. However, Chairman Greenspan has made it crystal clear that, if inflation should re-ignite, he would act forcefully. Very likely the Fed would initiate one or more increases in short-term interest rates triggering a negative reaction by the financial markets. Obviously, new economic conditions and relationships have lowered the inflationary threshold compared to the 1980s. But, a limit still exists. It will be most interesting to see how long and how far this economy can go without generating inflationary pressures.

Interest Rates
The yield on the Bond Buyer 40-Bond Index (BBI40), the industry standard for the yield of long-term, investment-grade municipal bonds, fell nearly 1/2 percent from March 31, 1997, until July. During August and September the BBI40 traded in the range of 5.40% to 5.60%.

Portfolio Strategy
I focus primarily on generating maximum tax-exempt income that potentially should produce the best after-tax total return over a 3-5 year investment horizon. I do not buy exotic derivatives or bonds subject to the alternative minimum tax (AMT), nor do I hedge the portfolio with futures contracts.

Absolute concentration on pretax total return implies that the manager believes he or she can forecast interest rates. I don't believe anyone has ever demonstrated that they can consistently predict the future of interest rates. Although I pay close attention to total return, my primary concern remains on generating tax-free income. There are other reasons. Typically income is the largest component of total return, and over longer time horizons price volatility tends to even out.

Current Market Conditions
With interest rates nearing four-year lows, finding a value in the marketplace is more of a challenge. Currently, investment grade bonds, regardless of their credit rating (AAA or BBB), are selling at yields within a very narrow range. I will invest only in those bonds that I believe offer the best value for shareholders.

Your Fund's Performance
Since long-term interest rates dropped during the period, your Fund's net asset value (NAV) per share increased by $.47 to $10.85, or 4.5%, since March 31, 1997. The Fund's performance compared favorably to its peer group. While past performance is no guarantee of future results, the Fund's annualized dividend yield(1) for the past six months was 5.32%, as compared to the Lipper Texas Municipal Debt Funds average of 4.80% for the 20 funds in the category.(2)For the same period, the Fund's total return(3) was 7.89%, as compared to the Lipper's average of 6.31%.


-------------------------------------
COMPARISON - 12 MONTH DIVIDEND YIELD
-------------------------------------

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA Texas Tax-Free Income Fund and the Lipper Texas Municipal Debt Funds Average from 9/30/95 to 9/30/97.


           USAA Texas Tax-Free            Lipper Texas Municipal
           Income Fund Yield               Debt Funds Average
9/30/95         5.42%                            5.13%
9/30/96         5.48%                            4.93%
9/30/97         5.38%                            4.82%



The Lipper Texas Municipal Debt Funds Average is computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions. The graph represents data from 9/30/95 to 9/30/97.


(1) Dividend yield is computed by dividing income dividends paid during the previous 6 months by the latest month-end net asset value adjusted for capital gains distributions and annualizing the result.
(2) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds.
(3) Total return equals income return plus share price change and assumes reinvestment of dividends and capital gains distributions.




The table below compares the yield of the USAA Texas Tax-Free Income Fund with a taxable equivalent investment.

To match the Texas Tax-Free Income Fund's closing 30-Day SEC yield of 5.00% and:

                                        ASSUMING A MARGINAL FEDERAL TAX RATE OF:
                                          28%         31%         36%     39.6%
 A FULLY TAXABLE INVESTMENT MUST PAY:   6.94%       7.25%       7.81%     8.28%

 This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.


The State of Texas
The Texas economy continues to diversify and now more closely resembles the national economy as compared to the 1970s and 1980s. Growth in the state's gross domestic product (GDP), particularly in services, high tech, exports, and manufacturing, outpaced the nation for the last two years. Texas ranks second in the nation in total export trade thanks in part to NAFTA.(4) Personal income growth has exceeded the nation's since 1989, but still remains only 91% of the national average and ranks 32nd.

Property values have now increased for three consecutive years following declines that stretched back to the mid 1980s. In fact, construction is the fastest growing industry sector. State GDP growth may begin to slow as evidenced by the deceleration of retail sales in 1996. Since Texas has nearly the youngest median age in the nation, legislators decided to target 60% of incremental state revenues for public and higher education. After a very exciting legislative session, Governor Bush's property tax reform was defeated. Looking forward, we will closely monitor financial and legislative issues that could potentially impact your Fund's holdings.

(4) Source: U.S. Department of Commerce. The North American Trade Agreement (NAFTA) is a comprehensive trade agreement that virtually improves all aspects of doing business within North America.


                          -----------------------
                           PORTFOLIO RATINGS/MIX
                             SEPTEMBER 30, 1997
                          -----------------------

A pie chart is shown here depicting the Portfolio Mix as of September 30, 1997 of the USAA Texas Tax-Free Income Fund to be:
AAA - 37%, Cash  Equivalents - 1%, A -13%, AA 19%, BBB 30%


This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch Investors Service.

Note: Income may be subject to the federal alternative minimum tax.

See page 15 for a complete listing of the Portfolio of Investments in Securities.



                                INVESTMENT REVIEW

TEXAS TAX-FREE MONEY MARKET FUND

OBJECTIVE: Provide Texas investors with a high level of current interest income that is exempt from federal income taxes, while preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High quality Texas tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will maintain a stable net asset value of $1.00 per share.


                                               3/31/97            9/30/97
                                               -------            -------
 Net Assets.............................   $5.3 MILLION        $5.3 MILLION
 Net Asset Value Per Share..............       $1.00               $1.00


AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/97
 March 31, 1997 to September 30, 1997.........................      1.75%(+)
 1 Year.......................................................      3.36%
 Since inception on August 1, 1994............................      3.33%
(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.
 7-Day Simple Yield on September 30, 1997.....................      3.74%

Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results. Yields and returns fluctuate.


                       ----------------------
                       7-DAY YIELD COMPARISON
                       ----------------------

A chart in the form of a line graph appears here illustrating the comparison of the 7-day yield of the USAA Texas Tax-Free Money Market Fund to the 7-Day Yield of the IBC/Donoghue's State Specific SB & GP Money Funds from 9/96 to 9/97.

                  USAA  Texas Fund             IBC/Donoghue
9/96                  3.37%                       3.09%
10/96                 3.18%                       2.94%
11/96                 3.15%                       2.91%
12/96                 3.51%                       3.23%
1/97                  3.05%                       2.83%
2/97                  3.06%                       2.77%
3/97                  2.96%                       2.7%
4/97                  3.71%                       3.48%
5/97                  3.5%                        3.24%
6/97                  3.56%                       3.27%
7/97                  3.25%                       3.02%
8/97                  3.09%                       2.79%
9/97                  3.70%*                      3.25%*

Data represent the last Monday of each month.

*Ending date 9/29/97

The graph tracks the Fund's 7-day simple yield against IBC/Donoghue's State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds, an average of all major money market fund yields.



                            MESSAGE FROM THE MANAGER


[PHOTOGRAPH OF PORTFOLIO MANAGER: JOHN C. BONNELL, CFA IS HERE]

The Market
All financial markets are driven by supply and demand relationships. This was especially highlighted in the summer months by the tax-exempt money market. During the six months ending September 30, 1997, the one-year Treasury bill yield ranged from 6.07% to 5.42% and has generally trended down since the end of April. The same cannot be said for one-year municipal notes. As measured by the Bond Buyer One-Year Note Index,(1) yields ranged from 3.97% to 3.76% during the same time span, and ended the period at 3.82%, only slightly lower than the 3.85% at the end of March. Why didn't short-term municipals follow the short-term treasury market closer? The municipal market is influenced more by the amount of securities available in the market, and the amount of cash to be invested. Several possible factors that combined this year to influence both the supply of and demand for short-term tax-exempt securities included the following:

      -  The scarcity in supply of one-year notes.
      -  Borrowings made for periods longer than twelve months.
      -  An increase in the alternative to fixed rate notes.

With improved economic conditions issuers did not need to borrow as much as in prior years. In fact, more issuers chose to borrow for fifteen months, temporarily making their securities too long for money market investments. Alternatively, underwriters created money market eligible variable rate products out of long-term securities, thus increasing the supply of variable rate securities.(2)


(1) Bond Buyer Index is the industry standard for yields of investment-grade municipal bonds.
(2) Variable rate demand note: A note representing borrowings that is payable on demand and that bears interest tied to money market rate.


The equity and long-term bond markets both experienced tremendous price gains over the last six months. This was accompanied by extreme volatility which many expect caused large cash flows into and out of money market funds. In addition, during the Federal government budget negotiations one proposal contained a provision that would reduce the amount of tax-exempt interest corporations could claim. This provision was not included in the final budget bill, but many feel corporations reduced their municipal holdings (a large amount being short-term securities) temporarily, only to buy into the market after the budget was passed. These events combined to influence the demand for short-term municipal securities. Situations such as these, which are unique to the municipal market, explain why the municipal market does not always closely track the much larger and highly efficient treasury market.

Strategy
Your Fund strives to meet its objective in any prevailing market environment. This is done in part by maintaining a mix of fixed rate securities and variable rate securities in the fund. Fixed rate securities lock in rates and help stabilize the Fund's yield during the periods when there is a large amount of money in the market relative to supply. Variable rate securities provide liquidity necessary to take advantage of higher yielding securities as opportunities arise. Our longstanding commitment to credit research is a major factor that ensures all purchases are the best relative value in the market at any given time.

Performance
While past performance is no guarantee of future results, for the 12 months ending September 30, 1997, your Fund ranked 8 out of 149 State Specific Tax-Exempt Money Market Funds according to IBC Financial Data, Inc. with a yield of 3.36%. The average for the category over the same time period was 3.00%.

Texas
The Texas economy continues to expand and diversify. While the rate of growth has tempered (2.8% for 1996 vs. 3.5% in 1995) it still exceeds the national rate. The Texas economy as measured by its gross state product accounts for 7% of the total U.S. economy. Exports (especially to Mexico) continue to be a major factor in the Texas economy, increasing 248% over the last ten years.

One of the key issues debated during the most recent legislative session was an attempt to lower school property taxes. While both the Senate and the House passed versions of the bill, a compromise was not reached. As a result, it was agreed to use the state's $1 billion surplus in the current budget to provide school property tax relief to homeowners by increasing the homestead exemption. Even though the state continues to show strong financial performance, we continue to analyze each issue on a case-by-case basis and remain very selective when investing Fund assets.

-----------------------------------
Cumulative Performance of $10,000
-----------------------------------

A chart in the form of a line graph appears here, illustrating the cumulative performance of a $10,000 Investment in the Texas Tax-Free Money Market Fund. The data points from the graph are as follows:

8/1/94        $10,000
8/94          $10,021
12/94         $10,122
08/95         $10,364
12/95         $10,483
08/96         $10,707
12/96         $10,823
08/97         $11,063
09/30/97      $11,096


Past performance is no guarantee of future results and the value of your investment will vary according to the fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax.

An investment in this Fund is neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will maintain a stable net asset value of $1 per share.

See page 18 for a complete listing of the Portfolio of Investments in Securities.




Statements of Assets and Liabilities
(In Thousands)

September 30, 1997
(Unaudited)



                                                                                Texas           Texas
                                                                              Tax-Free     Tax-Free Money
                                                                             Income Fund     Market Fund
                                                                             -----------     -----------
Assets
   Investments in securities, at market value
      (identified cost of $13,803 and $4,514, respectively)                  $  14,625         $ 4,514
   Cash                                                                            142             110
   Receivables:
      Capital shares sold                                                            9              12
      Interest                                                                     182              37
      Securities sold                                                            -                 643
                                                                             ---------         -------
         Total assets                                                           14,958           5,316
                                                                             ---------         -------
Liabilities
   Securities purchased                                                          -                  15
   Capital shares redeemed                                                       -                  22
   USAA Transfer Agency Company                                                      7             -
   Accounts payable and accrued expenses                                            12               3
   Dividends on capital shares                                                      12               1
                                                                             ---------         -------
         Total liabilities                                                          31              41
                                                                             ---------         -------
            Net assets applicable to capital shares outstanding              $  14,927         $ 5,275
                                                                             =========         =======
Represented by:
   Paid-in capital                                                           $  14,030         $ 5,275
   Accumulated net realized gain on investments                                     75             -
   Net unrealized appreciation of investments                                      822             -
                                                                             ---------         -------
            Net assets applicable to capital shares outstanding              $  14,927         $ 5,275
                                                                             =========         =======
   Capital shares outstanding, unlimited number of shares
      authorized, $.001 par value                                                1,375           5,275
                                                                             =========         =======
   Net asset value, redemption price, and offering price per share           $   10.85         $  1.00
                                                                             =========         =======



See accompanying notes to financial statements.





Categories & Definitions
Portfolios of Investments in Securities

September 30, 1997
(Unaudited)


Fixed-Rate Instruments -- consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Put Bonds -- provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date.

Variable Rate Demand Notes (VRDN) -- provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity is the date on which the underlying principal amount may be recovered or the next rate adjustment date consistent with regulatory requirements. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) -- adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer.

Portfolio Description Abbreviations

            CRE        Credit Enhanced
            GO         General Obligation
            IDA        Industrial Development Authority/Agency
            IDC        Industrial Development Corporation
            ISD        Independent School District
            PCRB       Pollution Control Revenue Bond
            RB         Revenue Bond






Texas Tax-Free Income Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1997
(Unaudited)

  Principal                                                        Coupon       Final          Market
   Amount                    Security                               Rate      Maturity          Value
   ------                    --------                               ----      --------          -----
                         Fixed Rate Instruments (96.6%)
            Texas (89.5%)
   $  200   Austin Community College District RB,
               Series 1995 (CRE)                                   6.10 %       2/01/15       $    211
      200   Bexar County Health Facilities Development
               Corp. Refunding RB, Series 1997A (CRE)              5.25        11/15/27            193
      250   Bexar Metropolitan Water District RB,
               Series 1995 (CRE)                                   5.88         5/01/22            260
      500   Brazos County Health Facilities RB, Series 1993B       6.00         1/01/19            512
    1,000   Cedar Hill ISD GO, Series 1996 (CRE)                   6.30(b)      8/15/15            373
      150   Coastal Water Auth. Contract RB, Series 1995 (CRE)     5.95        12/15/25            155
      500   Denison Hospital Auth. RB, Series 1997                 6.13         8/15/27            510
      200   Department of Housing and Community Affairs RB,
               Series 1991A                                        6.95         7/01/23            213
      300   Guadalupe-Blanco River Auth. IDC RB,
               Series 1982A                                        6.35         7/01/22            324
      300   Harlingen Higher Education Facilities Corp. RB,
               Series 1995                                         6.38         8/15/15            306
            Harris County Health Facilities RB
      200      Series 1991A                                        6.75         2/15/21            218
      150      Series 1992                                         7.13         6/01/15(a)         168
      400   Harris County IDC RB, Series 1992                      6.95         2/01/22            436
      500   Harris County Refunding Toll Road RB (CRE)             5.38         8/15/20            493
      100   Health Facilities Development Corp. RB,
               Series 1993B (CRE)                                  6.38         8/15/23            107
       75   Housing Agency Single-Family Mortgage RB,
               Series 1991A                                        7.15         9/01/12             80
            Houston Water and Sewer System RB
      150      Series 1992B                                        6.38        12/01/14            160
      350      Series 1997C (CRE)                                  5.25        12/01/22            342
      500   Lower Neches Valley Auth. IDC RB, Series 1997          5.80         5/01/22            516
      400   Matagorda County Navigation District PCRB,
               Series 1993                                         6.00         7/01/28            416
    1,500   Mesquite Health Facilities Development Corp. RB,
               Series 1996A                                        6.40         2/15/20          1,539
      500   Midland County Hospital District RB,
               Series 1997 (CRE)                                   5.38         6/01/16            495
    1,500   Montgomery County Refunding Bonds,
               Series 1997 (CRE)                                   5.60(b)      3/01/16            551
            North Central Texas Health Facilities
               Development Corp. RB
      300      Series 1993                                         5.90         6/01/21            309
      400      Series 1996                                         6.30         2/15/15            412
            Northeast Hospital Auth. RB
      400      Series 1993B                                        7.25         7/01/22(a)         460
      700      Series 1997 (CRE)                                   5.63         5/15/22            705
      800   Orange County Navigation and Port District IDC RB,
               Series 1996                                         6.38         2/01/17            870
            Pantego GO
       60      Series 1994                                         7.75         2/15/14             66
       65      Series 1994                                         7.75         2/15/15             72
      150   Sabine River Auth. PCRB, Series 1992 (CRE)             6.55        10/01/22            162
            San Antonio Electric and Gas RB
       80      Series 1989                                         6.50         2/01/12(a)          84
      120      Series 1989                                         6.50         2/01/12            125
      300      Series 1992                                         5.00         2/01/17            287
      150   Tarrant County Health Facilities Development Corp. RB,
               Series 1994                                         6.00         9/01/24            155
            Turnpike Auth. Dallas North Tollway RB
      150      Series 1994 (CRE)                                   6.75         1/01/15            166
      250      Series 1995                                         5.25         1/01/23            245
      280   Tyler Health Facilities Development Corp. Hospital RB,
               Series 1993B                                        6.63        11/01/11            295
      135   Tyler Health Facilities Development Corp. RB,
               Series 1993B                                        6.75        11/01/25            143
      200   Water Development Board GO, Series 1994                7.00         8/01/20            225
            Puerto Rico (7.1%)
      600   Electric Power Auth. RB, Series 1995Z                  5.25         7/01/21            580
      475   Highway Auth. RB, Series Q                             6.00         7/01/20            486
------------------------------------------------------------------------------------------------------
            Total fixed rate instruments (cost: $13,603)                                        14,425
------------------------------------------------------------------------------------------------------


                        Variable Rate Demand Note (1.4%)
            Texas
    1,200   Port Arthur Navigation District IDC PCRB,
               Series 1985 (CRE) (cost: $200)                      3.95         5/01/03            200
------------------------------------------------------------------------------------------------------
               Total investments (cost: $13,803)                                              $ 14,625
======================================================================================================





                          Portfolio Summary By Industry
                          -----------------------------

             Hospitals                                       22.9%
             Nursing Care                                    13.1
             Electric Power                                  10.5
             General Obligations                              8.6
             Escrowed Securities                              6.2
             Toll Roads                                       6.1
             Conglomerates                                    5.8
             Oil - International                              4.8
             Water/Sewer                                      4.4
             Education                                        3.5
             Special Assessment/Tax/Fee                       3.3
             Leasing                                          2.9
             Chemicals                                        2.2
             Housing - Single-Family                          2.0
             Water Utilities                                  1.7
                                                             ----
             Total                                           98.0%
                                                             ====




Texas Tax-Free Money Market Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1997
(Unaudited)


  Principal                                                        Coupon       Final
   Amount                    Security                               Rate      Maturity          Value
   ------                    --------                               ----      --------          -----
                       Variable Rate Demand Notes (63.0%)
            Texas
   $  200   Amarillo Health Facilities Corp. RB,
               Series 1985 (CRE)                                   4.25 %       5/31/25        $   200
      200   Arlington IDC RB, Series 1985 (CRE)                    4.30        10/01/20            200
      200   Austin Higher Education Auth. RB, Series 1995 (CRE)    4.15         8/01/19            200
      225   Garland IDA PCRB                                       4.25        12/01/05            225
      200   Gulf Coast IDA RB, Series 1989 (CRE)                   4.15        11/01/19            200
      200   Matagorda County Hospital District RB,
               Series 1988 (CRE)                                   4.35         8/01/18            200
      100   Maverick County IDC RB, Series 1991 (CRE)              4.15        12/01/01            100
      200   Metropolitan Higher Education Auth. RB,
               Series 1984 (CRE)                                   4.35        12/01/04            200
      100   North Central Health Facilities Development Corp. RB,
               Series 1989 (CRE)                                   4.15        12/01/98            100
      100   Port Arthur Navigation District IDC PCRB,
               Series 1985 (CRE)                                   3.95         5/01/03            100
      200   Port Development Corp. RB, Series 1984 (CRE)           4.30        12/01/04            200
            Tarrant County Housing Finance Corp. MFH RB
      420      Series 1985 (CRE)                                   4.25        12/01/25            420
      875      Series 1994 (CRE)                                   4.25        11/01/07            875
      100   Victoria Health Facilities Development Corp. RB,
               Series 1997 (CRE)                                   4.20         9/01/27            100
------------------------------------------------------------------------------------------------------
            Total variable rate demand notes (cost: $3,320)                                      3,320
------------------------------------------------------------------------------------------------------

                         Fixed Rate Instruments (22.6%)
            Texas
      185   Carrollton GO, Series 1997 (CRE)                       5.80         8/15/98            188
       25   Comal ISD RB, Series 1991 (CRE)                        6.10         2/01/98             25
      140   Dallas Waterworks and Sewer Systems RB,
               Series 1994                                         8.20         4/01/98            143
      175   Harris County Flood Control District Refunding GO,
               Series 1991                                         5.60        10/01/97            175
       80   Hempstead Tax and Revenue Certificates of Obligation,
               Series 1994 (CRE)                                   7.00         6/01/98             82
       25   Jefferson County Drainage GO, Series 1989 (CRE)        6.75         5/01/98             25
       85      Lewisville GO, Series 1997 (CRE)                    4.20         2/01/98             85
      105      Lubbock Refunding GO, Series 1997                   3.90         2/15/98            105
       25      National Research Laboratory Commission
                  Financing Corp. RB, Series 1991                  5.90        12/01/97             25
       50      New Boston GO, Series 1997 (CRE)                    4.60         2/15/98             50
       15      Socorro ISD Tax Refunding and School Building GO,
                  Series 1986 (CRE)                                7.55         9/01/98             15
      190      Spring ISD Tax Refunding GO, Series 1993 (CRE)      4.30         2/15/98            190
       85      Valley View ISD School Building GO,
                  Series 1997 (CRE)                                7.00         2/15/98             86
------------------------------------------------------------------------------------------------------
               Total fixed rate instruments (cost: $1,194)                                       1,194
------------------------------------------------------------------------------------------------------
               Total investments (cost: $4,514)                                                $ 4,514
======================================================================================================




                          Portfolio Summary By Industry
                          -----------------------------

                 Housing - Multi-Family                          24.5%
                 General Obligations                             19.4
                 Education                                        7.6
                 Healthcare - Miscellaneous                       5.7
                 Oil - International                              5.7
                 Manufacturing - Diversified Industries           4.3
                 Hospitals                                        3.8
                 Ports/Wharfs                                     3.8
                 Publishing/Newspapers                            3.8
                 Water/Sewer                                      2.7
                 Hotel/Motel                                      1.9
                 Nursing Care                                     1.9
                 Escrowed Securities                               .5
                                                                 ----
                  Total                                          85.6%
                                                                 ====




Notes to Portfolios of Investments in Securities


September 30, 1997
(Unaudited)


General Notes
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


Specific Notes
(a) Prerefunded to various dates prior to maturity at the call price.

(b) Zero Coupon security. Rate represents the effective yield at date of purchase. For the Texas Tax-Free Income Fund these securities represent 6.2% of the Fund's net assets.


See accompanying notes to financial statements.





Statements of Operations
(In Thousands)

Six-month period ended September 30, 1997
(Unaudited)

                                                                            Texas            Texas
                                                                           Tax-Free      Tax-Free Money
                                                                          Income Fund      Market Fund
                                                                          -----------      -----------
 Net investment income:
   Interest income                                                           $ 388            $  106
                                                                             -----            ------
   Expenses:
      Management fees                                                           33                13
      Transfer agent's fees                                                      7                 3
      Custodian's fees                                                          16                11
      Postage                                                                    1                 1
      Shareholder reporting fees                                                 1                 1
      Trustees' fees                                                             4                 4
      Registration fees                                                          1                -
      Professional fees                                                          5                 5
      Other                                                                      1                 1
                                                                             -----            ------
         Total expenses before reimbursement                                    69                39
      Expenses reimbursed                                                      (36)              (26)
                                                                             -----            ------
         Total expenses after reimbursement                                     33                13
                                                                             -----            ------
            Net investment income                                              355                93
                                                                             -----            ------
Net realized and unrealized gain on investments:
      Net realized gain                                                         75                -
      Change in net unrealized appreciation/depreciation                       545                -
                                                                             -----            ------
            Net realized and unrealized gain                                   620                -
                                                                             -----            ------
Increase in net assets resulting from operations                             $ 975            $   93
                                                                             =====            ======

See accompanying notes to financial statements.






Statements of Changes in Net Assets
(In Thousands)

Six-month  period  ended  September  30,  1997 and Year  ended  March  31,  1997
(Unaudited)


                                                            Texas Tax-Free            Texas Tax-Free
                                                              Income Fund            Money Market Fund
                                                              -----------            -----------------
                                                         9/30/97       3/31/97      9/30/97     3/31/97
                                                         -------       -------      -------     -------
From operations:
   Net investment income                                $    355     $     535     $    93     $   162
   Net realized gain on investments                           75            54        -           -
   Change in net unrealized appreciation/
      depreciation of investments                            545            38        -           -
                                                        --------     ---------     -------     -------
      Increase in net assets resulting
         from operations                                     975           627          93         162
                                                        --------     ---------     -------     -------
Distributions to shareholders from:
   Net investment income                                    (355)         (535)        (93)       (162)
                                                        --------     ---------     -------     -------
   Net realized gains                                        (54)         (160)       -           -
                                                        --------     ---------     -------     -------
From capital share transactions:
   Proceeds from shares sold                               3,607         4,063       4,657       6,602
   Shares issued for dividends reinvested                    345           583          80          93
   Cost of shares redeemed                                  (797)       (1,425)     (4,742)     (6,110)
                                                        --------     ---------     -------     -------
      Increase (decrease) in net assets from
         capital share transactions                        3,155         3,221          (5)        585
                                                        --------     ---------     -------     -------
Net increase (decrease) in net assets                      3,721         3,153          (5)        585
Net assets:
   Beginning of period                                    11,206         8,053       5,280       4,695
                                                        --------     ---------     -------     -------
   End of period                                        $ 14,927     $  11,206     $ 5,275     $ 5,280
                                                        ========     =========     =======     =======
Change in shares outstanding:
   Shares sold                                               338           390       4,657       6,602
   Shares issued for dividends reinvested                     32            56          80          93
   Shares redeemed                                           (75)         (137)     (4,742)     (6,110)
                                                        --------     ---------     -------     -------
      Increase (decrease) in shares outstanding              295           309          (5)        585
                                                        ========     =========     =======     =======

See accompanying notes to financial statements.




Notes to Financial Statements


September 30, 1997
(Unaudited)


(1)   Summary of Significant Accounting Policies
USAA State Tax-Free Trust (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Delaware business trust consisting of four separate funds. The information presented in this semiannual report pertains only to the Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund (the Funds). The Funds have a common objective of providing Texas investors with a high level of current interest income that is exempt from federal income taxes. The Texas Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation -- Investments in the Texas Tax-Free Income Fund are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, all securities in the Texas Tax-Free Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes -- Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in Texas municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)   Lines of Credit
The Funds participate with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, each Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 15% of its total assets at NationsBank's borrowing rate plus a markup. The Funds had no borrowings under either of these agreements during the six-month period ended September 30, 1997.

(3)   Distributions
Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at September 30, 1997.

Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4)   Investment Transactions
Purchases and sales/maturities of securities, excluding short-term securities, for the six-month period ended September 30, 1997 for the Texas Tax-Free Income Fund were $6,627,591 and $3,618,909, respectively. Purchases and sales/maturities of securities for the six-month period ended September 30, 1997 for the Texas Tax-Free Money Market Fund were $8,326,429 and $8,320,000, respectively.

Gross unrealized appreciation and depreciation of investments at September 30, 1997 for the Texas Tax-Free Income Fund was $824,494 and $2,302, respectively.

(5)   Transactions with Manager
A. Management fees -- The investment policies of the Funds and the management of the Funds' portfolios are carried out by USAA Investment Management Company (the Manager). Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50,000,000, .40% of that portion over $50,000,000 but not over $100,000,000, and .30% of that portion over $100,000,000. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its average net assets through August 1, 1998.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6)   Transactions with Affiliates
Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Funds.



Notes to Financial Statements (Continued)
Texas Tax-Free Income Fund

September 30, 1997
(Unaudited)

(7)   Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:



                                        Six-Month
                                      Period Ended                   Year Ended March 31,
                                      September 30,         ------------------------------------
                                          1997              1997            1996            1995 **
                                          ----              ----            ----            ----
Net asset value at
   beginning of period                  $  10.38          $  10.45        $ 10.21         $  10.00
Net investment income                        .29               .59            .58              .34
Net realized and
   unrealized gain                           .52               .13            .36              .21
Distributions from net
   investment income                        (.29)             (.59)          (.58)            (.34)
Distributions of realized
   capital gains                            (.05)             (.20)          (.12)            -
                                        --------          --------        -------         --------
Net asset value at
   end of period                        $  10.85          $  10.38        $ 10.45         $  10.21
                                        ========          ========        =======         ========
Total return (%) *                          7.89              7.06           9.42             5.75
Net assets at end
   of period (000)                      $ 14,927          $ 11,206        $ 8,053         $  6,446
Ratio of expenses to
   average net assets (%)                    .50(a)(b)         .50(b)         .50(b)           .50(a)(b)
Ratio of net investment
   income to average
   net assets (%)                           5.43(a)(b)        5.63(b)        5.51(b)          5.56(a)(b)
Portfolio turnover (%)                     28.46             86.17          71.14            49.63


(a) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Fund's ratios would have been:


                             Six-Month
                            Period Ended          Year Ended March 31,
                            September 30,      ------------------------------
                                1997          1997        1996         1995**
                                ----          ----        ----         ----
Ratio of expenses to
   average net assets (%)       1.06(b)       1.35        1.66         2.40(b)
Ratio of net investment
   income to average
   net assets (%)               4.87(b)       4.78        4.35         3.66(b)


(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestment of all dividend income and capital gains distributions during the period.
 ** Fund commenced operations August 1, 1994.



Notes to Financial Statements (Continued)
Texas Tax-Free Money Market Fund

September 30, 1997
(Unaudited)


(7)   Financial Highlights (continued)
Per share operating performance for a share outstanding throughout each period is as follows:




                                           Six-Month
                                         Period Ended               Year Ended March 31,
                                         September 30,       ----------------------------------
                                             1997            1997           1996           1995 **
                                             ----            ----           ----           ----
Net asset value at
   beginning of period                     $  1.00         $  1.00        $   1.00        $   1.00
Net investment income                          .02             .03             .03             .02
Distributions from net
   investment income                          (.02)           (.03)           (.03)           (.02)
                                           -------         -------        --------        --------
Net asset value at
   end of period                           $  1.00         $  1.00        $   1.00        $   1.00
                                           =======         =======        ========        ========
Total return (%) *                            1.75            3.22            3.49            2.09
Net assets at end
   of period (000)                         $ 5,275         $ 5,280        $  4,695        $  3,881
Ratio of expenses to
   average net assets (%)                      .50(a)(b)       .50(a)          .50(a)          .50(a)(b)
Ratio of net investment
   income to average
   net assets (%)                             3.47(a)(b)      3.17(a)         3.42(a)         3.18(a)(b)


(a) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Fund's ratios would have been:


                              Six-Month
                            Period Ended          Year Ended March 31,
                            September 30,    ----------------------------
                                1997         1997        1996        1995 **
                                ----         ----        ----        ----
Ratio of expenses to
   average net assets (%)     1.47(b)        1.77        2.02       2.63(b)
Ratio of net investment
   income to average
   net assets (%)             2.50(b)        1.90        1.90       1.05(b)


(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestment of all dividend income distributions during the period. ** Fund commenced operations August 1, 1994.